Exhibit 99.1

Western Digital’s Acquisition of SanDisk

Non-Deal Roadshow

NOVEMBER 17-19, 2015

Safe Harbor/Disclaimers

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding product and technology positioning, the proposed merger of Western Digital Corporation (“Western Digital”) with SanDisk Corporation (“SanDisk”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), the investment in Western Digital by Unisplendour Corporation Limited (“Unis”), the joint venture with Unis and its subsidiary Unissoft (Wuxi) Group Co., Ltd. (“Unissoft”), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital and SanDisk based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s and SanDisk’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon the current expectations of Western Digital’s and SanDisk’s management and include known and unknown risks, uncertainties and other factors, many of which Western Digital and SanDisk are unable to predict or control, that may cause Western Digital’s or SanDisk’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Western Digital’s and SanDisk’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s stockholders do not approve the merger or that Western Digital’s stockholders do not approve the issuance of stock in the merger (to the extent such approval is required), potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Neither Western Digital nor SanDisk intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

2	© 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Safe Harbor/Disclaimers

Important Additional Information and Where to find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital intends to file a registration statement on Form S-4 with the SEC that contains a preliminary joint proxy statement of SanDisk and Western Digital that also constitutes a preliminary prospectus of Western Digital. After the registration statement is declared effective, Western Digital and SanDisk will mail the definitive joint proxy statement/prospectus to their respective stockholders. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when filed) as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.w dc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.

Participants in Solicitation

Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Western Digital’s executive officers and directors in Western Digital’s definitive proxy statement filed with the SEC on September 23, 2015. You can find information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

3	© 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Western Digital’s Acquisition of SanDisk

Western Digital is acquiring SanDisk for approximately $19 billion in a cash and stock transaction

Combination of Western Digital and SanDisk creates a global leader in storage technology

Acquisition at $86.50 a share financed with balance sheet cash,

$17.4 billion of new debt and equity consideration

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Strategic Rationale

Infrastructure, Solutions, & Services

Personal

Cloud

storage Solid State

storage

Storage services Remov mem bedded flash

Backup Core HDD

appliance Gateway

Analytics Flash arrays appliance eSSD ReRAM

cSSD

Software defined storage

Combination creates a global leader in storage technology

Doubles addressable market and enhances position in higher growth segments

Strong up-the-stack positioning with robust portfolio to address rapidly evolving storage trends

Technology leadership with captive NAND supply

Annual run-rate synergies of $500M expected within 18 months post-closing

Achieves immediate scale and margin expansion

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Western Digital at a Glance

Leading market position in Hard Disk Drives (HDDs)

Fast growing Enterprise Solid State Drives (eSSD) business with strong up-the-stack positioning

Rich base of technologies with 10,000+ patents and applications worldwide Strong financial profile with $14.0 billion in LTM1 revenues, consistent profitability and liquidity

Strong track record of value creation through strategic M&A and industry leading partnerships

1	Western Digital LTM as of 10/02/2015.
6	© 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

SanDisk at a Glance


Software
FlashSoft
ioN | ACCELERATOR
Enterprise
Client
SSD,
Software
& Systems
Removable
Embedded

Vertically Integrated Manufacturing

Japan



Semiconductor Fabs

China



Die Packaging & Test

Malaysia



Integrated SSD Manufacturing

1 SanDisk LTM as of 9/27/2015.

- Global leadership in Solid State Drives (SSDs) and NAND Flash
- Leading enterprise SSD portfolio supporting Hyperscale / Cloud
- Expertise in engineering, manufacturing, operations and marketing
- Large and diverse patent portfolio of 6,500+ patents and applications
- Financial strength with $5.8 billion in LTM[1] revenues

Revenues ($bn)


$6.6
12%
CAGR
$2.3
2005
2014

7
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WD Western Digital®

Storage: Core Enabler of the Data-Driven Economy

Growth in Data Usage

44 ZB

2020

4.4 ZB

2013

(1ZB = 1B TB)

Changing Workloads

42% Companies Using

process, Sensor or record analyze

Machine Generated

Data

unified distributed >75% of All New Cloud

Apps will be Big Data

Intensive

Strong Growth for Storage Devices & New Solutions

Infrastructure

Private onal Public

Mobile Devices Connected Life

Mobility & Consumerization of IT

Accelerated Time to Deploy

Months Days Hours Minutes

Virtual SDx

Traditional Converged

Increased Business Agility

Source: IDC: “The Digital Universe of Opportunities: Rich Data and the Increasing Value of the Internet of Things,” sponsored by EMC Corp., April 2014.

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Creates a Global Leader in Storage Technology

Enhanced scale and diversity strengthens ability to capture opportunities in an evolving landscape

LTM Revenue1

$ in billion

$19.7

$16.6

$14.0 $13.7

$11.4 $9.1

$6.0 $5.8 $5.3 $3.6

$1.9

(Information Storage) (Storage and Memory) (NAND) (NAND) (NAND) (NAND)

Note: Individual Western Digital and SanDisk LTM revenues do not add up to pro forma LTM revenue due to rounding.

1 LTM revenues based on most recent public filings, Wall Street research and Gartner; Western Digital LTM as of 10/02/2015 and SanDisk LTM as of 09/27/2015; Inte l represents 2014 numbers

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Doubles Addressable Market and Enhances Position in Higher Growth Segments

$37 billion eSSD1 $7 billion

HDD $30 billion

2015 TAM

>2x

$76 billion

Other Solid State $30 billion 2 Storage

$13 billion eSSD1

$33 billion HDD

2017 TAM

Source: Gartner, IDC.

1	Represents Enterprise Solid State Drives.
2	Includes Client SSD, Embedded Flash, Removable Flash and other NAND Flash based storage products.

10 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Robust Platform Enables Innovation in a Rapidly Evolving Storage Market

Strong up-the-stack positioning

Software & Systems

Hyperscale Cloud

Providers

Retail

Retail

Representative Customers

Comprehensive Storage Technology Platform Powerful Multi-channel Distribution Platform

11 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Technology Leadership Driven by IP and Talent

10,000+ patents / applications

One of the storage industry’s largest portfolios

9,700+ engineers

Leading HDD and eSSD supplier

First and only supplier of helium-filled HDD World’s first 10TB drive for archive applications

6,500+ patents / applications

NAND memory, systems & packaging

3,000+ engineers

World’s most advanced 2D NAND (15nm)

Strong 3D IP portfolio – commercializing 2nd generation 3D NAND in 2016

ReRAM technology development

Broadest portfolio of storage technology solutions in the industry

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Continued Partnership with Toshiba Enables Vertical Integration

Toshiba / SanDisk JV has had a successful 15 year history

Current collaboration extends through 3D NAND and ReRAM

Technology leadership through JV driven by deep collaboration across design and process capabilities

JV provides stable NAND supply at scale through a capital-efficient business model

Shared IP

R&D Fab process technology & R&D manufacturing

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Benefits of Vertical Integration

Innovation Lead in Rapidly Evolving Landscape

Emerging NVM technology driving innovation

NAND control affords maximum innovation

Deep Optimization of Solution Stack

Category leading customers demand tight optimization

Access to media allows customer optimization throughout the stack

Vertical Integration

New business models require rapid time to market

Vertical integration reduces time to market up to 6 months

Rapid Time to Market

Stable supply of NAND is critical

Continuing Toshiba

JV ensures cost effective supply at scale

Cost Effective Supply at Scale

14 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Significant Synergy Opportunities

Vertical integration

G&A consolidation

Overlapping go-to-market (GTM) consolidation

R&D efficiency

Annual run-rate synergies of $500M expected within 18 months post-closing

15 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Successful Track Record of M&A, Partnerships and Shareholder Value Creation

600%+

Shareholder Value

1

Price Creation

Stock

Key Acquisitions Unisplendour and Partnerships Investment

HGST / Intel JV Agreement

1	Includes value creation from stock price appreciation and dividends.

16 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Transaction Details

Transaction Approximately $ 19 billion of total consideration

Consideration

$86.50 per share

Per Share – $ 85.10 in cash, 0.0176 share of WDC in equity if the Unisplendour investment closes

Consideration – $ 67.50 in cash, 0.2387 share of WDC equity otherwise

– Cash / equity mix subject to adjustment if SanDisk cash balance falls below target thresholds

$17.4 billion of debt

Sources of

Financing $6.8 billion1 of balance sheet cash

$0.9 billion1,2 of equity consideration

Approval Approval by SanDisk shareholders required

Process Certain regulatory approvals

Other Expected closing by end of CQ3 2016, subject to customary closing conditions

Considerations Detailed merger integration plan in place to catalyze growth and become a vertically integrated, media-agnostic storage technology leader

1	Assumes closing of Unisplendour investment.
2	Includes value of unvested options and restricted stock units (RSUs).

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Capital Structure Optimized to Maximize Flexibility and Value Creation

$ 17.4 billion of new debt at closing

$ 1.0 billion revolving credit facility

Debt Facilities Facility allows for dividends and repurchases

Management committed to conservative credit profile and deleveraging over time

xLTM1 EBITDA (w/

($ in billion) synergies)2

Pro Forma Gross Debt $17.4 3.2x

Capitalization

Cash $7.7 1.4x

Net Debt $9.7 1.8x

Combined company expected to maintain dividend policy

Capital Allocation Enables ongoing ability to maximize strategic opportunities

Rapid deleveraging will enhance future flexibility

Expect to be non-GAAP EPS accretive within 12 months of the transaction close

1	Western Digital LTM as of 10/02/2015 and SanDisk LTM as of 9/27/2015.

2 EBITDA includes synergies from HGST integration and SanDisk transaction and excludes stock-based compensation expense, restructuring charges, and one-time charges.

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Strong Pro Forma Liquidity

Pro forma cash flow from operations inline with historical balances

Cash Flow from Operations $B

$4.6 $4.7 Average: $3.8B

$4.2

$0.5 $1.9

$3.1

$1.7

$2.5

$1.1

$1.1 $4.0

$2.8 $2.5

$2.0

$1.5

CY2011 CY2012 CY2013 CY2014 LTM

Significant free cash flow generation

Free Cash Flow(1) $B

$3.9

$3.3

$3.3 Average: $2.9B

$1.7

$0.4

$1.5 $2.2

$1.7

$0.8

$3.0

$0.8

$2.2

$1.9

$1.4

$0.9

CY2011 CY2012 CY2013 CY2014 LTM

Western Digital SanDisk

Note: Western Digital LTM as of 10/02/2015. SanDisk LTM as of 9/27/2015.

1. Free cash flow defined as cash flow from operations less capex. SanDisk FCF also less net investment and notes receivable activity with Flash Ventures.

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Achieves Immediate Scale and Margin Expansion

Western Digital Non- SanDisk Non- Combined Non-

GAAP LTM1 GAAP LTM2 GAAP LTM

Revenue $14.0B $5.8B $19.7B

Gross Margin 30% 44% 34%

R&D 11% 14% 12%

SG&A 5% 9% 6%

Operating Margin 14% 20% 16%

Non-GAAP financials exclude amortization of intangibles, stock-based compensation expense and one-time charges.

1	LTM as of 10/02/2015.
2	LTM as of 9/27/2015.

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GAAP to Non-GAAP Reconciliation1

Western Digital SanDisk Combined

LTM LTM LTM

Revenue $13,989 $5,757 $19,746

GAAP Gross Profit $4,027 $2,372 $6,399

Stock-based Compensation 16 19 35

Amortization 112 115 227

Inventory Step-up — 3 3

Other 40 — 40

Non-GAAP Gross Profit $4,195 $2,510 $6,705

Non-GAAP Gross Margin 30% 44% 34%

GAAP R&D $1,594 $879 $2,473

Stock-based Compensation2 (62) (84) (146)

Amortization — — —

Other (3) — (3)

Non-GAAP R&D $1,529 $795 $2,324

% Revenue 11% 14% 12%

Note: Dollars in millions. Western Digital LTM as of 10/02/2015. SanDisk LTM as of 9/27/2015

Source: Company public filings.

1 Non-GAAP statistics exclude amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.

2 The items included within the GAAP to Non-GAAP reconciliation on this slide are only for demonstration and comparability purposes and are not necessarily indicative of the items that will appear in future GAAP to Non-GAAP reconciliations. For example, WDC currently does not exclude stock-based compensation expense from its Non-GAAP results, but it has done so here solely to achieve comparability with SanDisk’s past practice.

21 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

GAAP to Non-GAAP Reconciliation[1] (Cont'd)

	Western Digital LTM	SanDisk LTM	Combined LTM
GAAP SG&A	$745	$592	$1,337
Stock-based Compensation[2]	(87)	(65)	(152)
Amortization	(30)	- -	(30)
Other	32	- -	32
Non-GAAP SG&A	**$660**	**$527**	**$1,187**
% Revenue	***5%***	***9%***	***6%***
GAAP Operating Income	$1,464	$727	$2,191
Stock-based Compensation	165	168	333
Amortization	142	170	312
Inventory Step-up	- -	3	3
Employee Termination and Impairment of Intangibles	223	61	284
Charges Related to Arbitration Award	1	- -	1
Acquisition-related adjustments	3	- -	3
Charges and insurance recoveries related to flooding, net	(37)	- -	(37)
Other	45	- -	45
Non-GAAP Operating Income	**$2,006**	**$1,128**	**$3,134**
Non-GAAP Operating Margin	***14%***	***20%***	***16%***

Note: Dollars in millions. Western Digital LTM as of 10/02/2015. SanDisk LTM as of 9/27/2015
Source: Company public filings.
1 Non-GAAP statistics exclude amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.
2 The items included within the GAAP to Non-GAAP reconciliation on this slide are only for demonstration and comparability purposes and are not necessarily indicative of the items that will appear in future GAAP to Non-GAAP reconciliations. For example, WDC currently does not exclude stock-based compensation expense from its Non-GAAP results, but it has done so here solely to achieve comparability with SanDisk's past practice.

22
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WD Western Digital®

Combination Drives Revenue Diversification Across Multiple Categories

Pro-forma LTM Revenue Segmentation

By Product

6%

32%

68% 94%

HDD SSD / NAND

By Geography

28% 25% 41% 50%

22% 34%

Americas Europe, Middle East, Africa Asia

By End Market1

33% 41%

59%

67%

PC Non-PC

Note: LTM Revenue segmentation as of 6/30/2015.

1	PC revenues for SanDisk represents revenues from Client SSD

23 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Summary

Infrastructure, Solutions, & Services

Personal

Cloud

storage Solid State

storage

Storage services Remov mem bedded flash

Backup Core HDD

appliance Gateway

Analytics Flash arrays appliance eSSD ReRAM

cSSD

Software defined storage

Combination creates a global leader in storage technology

Doubles addressable market and enhances position in higher growth segments

Strong up-the-stack positioning with robust portfolio to address rapidly evolving storage trends

Technology leadership with captive NAND supply

Annual run-rate synergies of $500M expected within 18 months post-closing

Achieves immediate scale and margin expansion

24 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Q & A

25 © 2015 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.